UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2007
LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

500 Chesterfield Parkway, Malvern, PA	19355

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 648-1700
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On July 23, 2007, Liberty Property Trust, a Maryland real estate investment trust (“Parent”), Liberty Property Limited Partnership, a Pennsylvania limited partnership and Parent’s operating partnership (“LPLP”), and Liberty Acquisition LLC, a newly formed Maryland limited liability company that is wholly owned by Parent (“Purchaser”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Republic Property Trust, a Maryland real estate investment trust (“Republic”), and Republic Property Limited Partnership, a Delaware limited partnership and Republic’s operating partnership (“Republic LP”). Parent, LPLP and Purchaser are collectively referred to herein as “Purchaser Parties”. The Merger Agreement and the transactions contemplated thereby were approved unanimously by Parent’s Board of Trustees on behalf of Parent, on behalf of Parent as the sole general partner of LPLP and on behalf of Parent as the sole member of Purchaser.
          Pursuant to the Merger Agreement, at closing (i) Republic will be merged with and into Purchaser, with Purchaser continuing as the surviving entity (the “REIT Merger”), pursuant to which each outstanding common share of beneficial interest, par value $0.01 (each a “Common Share”), of Republic (other than Common Shares held by Republic, the Company and their respective subsidiaries) will be converted into the right to receive $14.70 in cash, without interest (the “Merger Consideration”), and (ii) immediately prior to the REIT Merger, Republic LP will be merged with and into LPLP, with LPLP continuing as the surviving partnership and a subsidiary of Parent (together with the REIT Merger, the “Mergers”), pursuant to which each outstanding Republic LP partnership unit will be converted into the right to receive the amount of Merger Consideration that would be payable in respect of the number of Common Shares issuable upon exchange of each such Republic LP partnership unit in accordance with the Republic LP limited partnership agreement. Parent presently intends, as promptly as practicable after the completion of the Mergers, to merge Purchaser with and into Parent with Parent as the surviving entity.
          The Purchaser Parties, Republic and Republic LP have made various representations, warranties and covenants in the Merger Agreement. Among other things, Republic is subject to restrictions on its ability to solicit third-party proposals, provide information and engage in discussions with third parties. Subject to the terms of the Merger Agreement, Republic may, however, provide information and participate in discussions with respect to any third party proposal that Republic’s Board of Trustees determines in good faith after consultation with advisors is reasonably likely to result in a “Superior Proposal” as defined in the Merger Agreement. Republic will be permitted to pay its regular, quarterly cash dividends at a rate not in excess of $0.125 per Common Share until consummation of the Mergers.
          Upon termination of the Merger Agreement under certain specified circumstances, Republic may be required to pay Parent a termination fee of $16 million. It is currently anticipated that the Mergers will be closed in the fourth quarter of 2007. The Mergers are subject to customary closing conditions including, among other things, the approval of the REIT Merger by the affirmative vote of holders of a majority of the outstanding Common Shares and the absence of certain legal impediments to consummation of the Mergers. The closing of the Mergers is not subject to a financing condition.
Cautionary Statements
          The Merger Agreement has been included to provide investors with information regarding its terms. The summary of the Merger Agreement contained in this Current Report on Form 8-K may not contain all of the information about the Merger Agreement that is important to investors. Therefore, it is recommended that each investor read carefully the copy of the Merger Agreement that is being filed as Exhibit 2.1 to this Current Report on Form 8-K in its entirety, as the rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by the summary contained in this Current Report on Form 8-K.
          The Merger Agreement contains representations and warranties made by, and to, the Purchaser Parties, Republic and Republic LP. These representations and warranties, which are set forth in the copy of the Merger Agreement being filed as Exhibit 2.1 of this Current Report on Form 8-K, were made for the purposes of negotiating and entering into the Merger Agreement between the parties. In addition, these representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that Republic delivered in connection with the execution of the

Merger Agreement. Furthermore, these representations and warranties were made as of specified dates, may be subject to standards of materiality different from what may be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties instead of establishing such matters as facts. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this filing, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may be included in future filings. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Purchaser Parties, Republic or its affiliates.
          This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Forward-Looking Statements
          The statements contained in this Current Report on Form 8-K may include forward-looking statements within the meaning of the federal securities law. Although Parent believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These factors include, without limitation, (1) the occurrence of any effect, event, development or change that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Parent and others following announcement of entering into the Merger Agreement; (3) the inability to complete the Mergers due to the failure to obtain approval of the shareholders of Republic or the failure to satisfy other conditions to completion of the Mergers; (4) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention; (5) the ability to recognize the benefits of the Mergers; and (6) the amount of the costs, fees, expenses and charges related to the Mergers; and other risks and uncertainties detailed in the Parent’s filings with the Securities and Exchange Commission. Parent assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
Item 7.01. Regulation FD Disclosure.
          On July 24, 2007, the Company issued a press release announcing that it entered into the Merger Agreement. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit	Exhibit Title

2.1	Agreement and Plan of Merger, dated as of July 23, 2007, by and among Liberty Property Trust, Liberty Property Limited Partnership, Liberty Acquisition LLC, Republic Property Trust and Republic Property Limited Partnership.

99.1	Press Release by the Registrants, dated July 24, 2007, furnished in accordance with Item 7.01 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST
By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Chief Financial Officer

LIBERTY PROPERTY LIMITED PARTNERSHIP By: Liberty Property Trust, its sole General Partner
By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Chief Financial Officer

Dated: July 24, 2007

EXHIBIT INDEX

Exhibit	Exhibit Title

2.1	Agreement and Plan of Merger, dated as of July 23, 2007, by and among Liberty Property Trust, Liberty Property Limited Partnership, Liberty Acquisition LLC, Republic Property Trust and Republic Property Limited Partnership.

99.1	Press Release by the Registrants, dated July 24, 2007, furnished in accordance with Item 7.01 of this Current Report on Form 8-K.